                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 4, 2008

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

         MICHIGAN                         0-452                  38-1093240
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


        100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                            49286
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY AGREEMENTS OF CERTAIN OFFICERS.

                                   BACKGROUND

     As previously reported, on August 1, 2007 our board adopted a Long-Term Incentive Equity Award Plan, subject to shareholder approval, under which we would have the ability to provide incentive compensation to our management employees in the form of stock options, restricted stock, and performance awards settleable in stock.

     Effective as of August 13, 2007, and subject to the plan's being approved by shareholders, we awarded stock options and restricted stock under the plan to our newly hired President and Chief Executive Officer, Edwin L. Buker, as required by the terms of his employment agreement. The employment agreement provided for initial grants of an option to purchase Class A shares having a Black-Scholes present value as of August 13, 2007 of $1,500,000 and restricted Class A shares with a market value of $1,500,000 based on the closing price of Class A shares on August 13, 2007. Our Class A shares closed at $16.75 on August 13, 2007. Based on this closing price, Mr. Buker received an option to purchase 180,941 Class A shares at an exercise price of $16.75 per share and an award of 89,552 restricted Class A shares, all subject to shareholder approval of the plan.

     We have never made any other awards under the Long-Term Incentive Equity Award Plan.

           ADOPTION OF LONG-TERM INCENTIVE CASH AWARD PLAN TO REPLACE
                      LONG-TERM INCENTIVE EQUITY AWARD PLAN

     The Compensation Committee and the board have concluded that it would not be appropriate or prudent or in our company's and our shareholders' best interest to further implement the Long-Term Incentive Equity Award Plan, so on March 4, 2008 the Compensation Committee terminated it, and our board adopted a new Long-Term Incentive Cash Award Plan, which permits us to grant stock appreciation rights (SARs) and phantom shares that are the economic equivalents of options and restricted stock, respectively, but are settleable solely in cash. The new plan also provides for performance awards payable in cash. In general, the new cash plan's provisions closely parallel those of the terminated equity plan, except that all awards under the new plan will be settled only in cash.

GENERAL INFORMATION ABOUT PLAN

     The Long-Term Incentive Cash Award Plan permits us to grant performance awards payable in cash, SARs tied to the market price of our Class A shares, and phantom Class A shares. All awards under the new plan are settleable only in cash.

     If our Class A shares are changed into or exchanged for a different number or kind of shares of capital stock or other securities of Tecumseh Products Company by reason of merger, reorganization, recapitalization, share split, share dividend, or otherwise, the number and kind of shares referenced by, and the strike price of outstanding SARs and the amount payable on vesting of phantom shares would be adjusted proportionately.

ADMINISTRATION

     The plan will be administered by our Compensation Committee. Among other things, the committee is authorized to determine:

     -    the individuals who will receive awards;

     -    when they will receive awards;

     - the type of each award (i.e., performance awards, SARs, or phantom shares);

     -    the number of shares to be subject to each award;

     -    the strike price of SARs;

     -    vesting requirements;

     -    performance criteria for performance awards; and

     -    the expiration date applicable to each award.

     The Committee also is authorized to adopt, amend, and rescind rules relating to the administration of the plan.

ELIGIBILITY

     The plan allows granting awards to those employees of Tecumseh Products Company or any of its subsidiaries designated as eligible for awards by the committee.

AWARDS UNDER THE PLAN

     The plan provides for three types of awards: performance awards, SARs, and restricted shares. Each grant will be set forth in an agreement with the employee, which will state the type, terms, and conditions of the award.

     Performance Awards

     The plan authorizes the committee to grant performance awards, the potential pay-outs on which are linked to achievement over a performance period established by the committee (which might consist of one or more fiscal years) of performance criteria established by the committee. All performance awards under the plan would be settleable in cash, subject to achievement of specified performance criteria.

     The performance criteria upon which performance awards can be based consist of any one or more of the following performance criteria with respect to Tecumseh Products Company or any of its subsidiaries, divisions, or operating unit, as the committee may determine:

     - attainment of certain performance levels by, and measured against objectives of, the company, the individual employee, and/or a group of employees;

     -    increases in operating efficiency;

     -    completion of specified strategic actions; and

     - such other factors as the committee deems important in connection with accomplishing the purposes of the plan.

     SARs

     SARs granted under the plan will provide for the right to receive a cash payment on exercise equal to the excess, if any, of the fair market value of Class A shares at the time of exercise over the strike price specified for each award. The strike price cannot be less than 100% of the fair market value of the Class A shares on the date of grant. For purposes of the plan, "fair market value" means the closing price of the Class A shares on Nasdaq as of a given date.

     The times when SARs become exercisable and their expiration dates will be determined by the committee and set forth in individual award agreements.

     Restricted Shares

     Under the plan, we can grant restricted phantom shares that are the economic equivalent of Class A shares. Each phantom share will entitle the holder to a cash payment in an amount equal to the fair market value of one Class A share on the date the phantom share vests, subject to conditions and restrictions determined by the committee. The phantom shares will be subject to forfeiture if the specified conditions or restrictions are not met. The vesting schedules for phantom shares will be determined by the committee and set forth in individual award agreements.

TERMS OF AWARDS

     The dates on which SARs first become exercisable and on which they expire will be specified in individual award agreements setting forth the terms of the SARs.

     SAR award agreements will provide that SARs expire upon termination of the participant's employment except as otherwise provided in a written employment contract, severance contract, change-of-control agreement, or similar contract. Similarly, phantom shares that have not vested will be forfeited in the event of the grantee's termination of employment unless otherwise provided in written contract.

     Performance awards generally will terminate if the employee's employment terminates unless otherwise provided in a written contract. In its discretion, however, the committee can permit payment of a performance award after termination without good cause, or following a change in control of the company, or because of the employee's retirement, death, or permanent disability.

     In consideration of the granting of an award, the participant will be required to agree to remain in the employ of Tecumseh Products Company or a subsidiary for at least one year. Awards under the plan cannot be assigned or transferred, except by will or the laws of intestate succession, or, with the committee's consent, pursuant to a domestic relations order.

AMENDMENT, SUSPENSION, OR TERMINATION

     The committee can amend, suspend, or terminate the plan at any time. Amendments of the plan will not affect a participant's rights under an award previously granted unless the participant consents or the award itself otherwise expressly so provides.

INTERNAL REVENUE CODE SECTION 162(M)

     Under Internal Revenue Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, option exercises, and nonqualified benefits) for certain executive officers exceeds

$1 million in any one taxable year. However, under Internal Revenue Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee that conforms to certain restrictive conditions stated in the Internal Revenue Code and related regulations.

     The new plan has not been structured to permit awards granted under the plan to meet the requirements for performance-based compensation under Section 162(m).

                  AMENDMENT OF MR. BUKER'S EMPLOYMENT AGREEMENT
                         AND GRANT OF REPLACEMENT AWARDS

     Effective March 4, 2008, we entered into an amendment to Mr. Buker's employment agreement to conform it with the new Long-Term Incentive Cash Award Plan. The principal changes made by the amendment are removing references to stock options and restricted stock and substituting references to SARs and phantom shares. Under the amendment, the initial stock options and restricted stock awarded to Mr. Buker last August were canceled, and we replaced them with the following awards under the new plan:

     - We awarded 89,552 phantom shares to replace the canceled award of 89,552 shares of restricted Class A stock. Subject to the terms and conditions in the plan and the award agreement, the phantom shares will vest on August 13, 2010.

     - To replace the canceled option to purchase 180,941 Class A shares at $16.75 per share, we awarded a number of SARs equal to (a) 180,941 plus (b) a number of SARs having a Black-Scholes value equal to the difference between the SARs' strike price and $16.75 multiplied by 180,941, as computed by the Compensation Committee's compensation consulting firm, Lyons, Benenson & Company, Inc. The SARs have the following terms:

          - the strike price per share will be the higher of (a) the closing price of one Class A share on March 4, 2008, or (b) the closing price of one Class A share on the third business day after we file our 2007 Form 10-K;

          - subject to the terms and conditions of the plan and the award, one-third of the SARs will become exercisable on August 13, 2008, one-third on August 13, 2009, and one-third on August 13, 2010; and

          -    the SARs will expire on August 13, 2014.

                 OTHER AWARDS GRANTED UNDER LONG-TERM INCENTIVE
                                 CASH AWARD PLAN

     In addition, on March 4, 2008 we awarded phantom shares and SARs under the new plan to several of our top executives. Each award was denominated in dollars, with one-half of the total dollar value awarded in the form of phantom shares and one-half in the form of SARs.

     The number of phantom shares awarded to each employee will be computed by dividing one-half of the dollar amount of the employee's total award by the higher of (a) the closing price of one Class A share on March 4, 2008, or (b) the closing price of one Class A share on the third business day after we file our 2007 Form 10-K.

     The number of SARs awarded to each employee is that which will cause the total Black-Scholes value of the SARs awarded to that employee to equal one-half of the dollar amount of the employee's total award, as computed by the Compensation Committee's compensation consulting firm. The SARs have the following terms:

     - the strike price per share will be the higher of (a) the closing price of one Class A share on March 4, 2008, or (b) the closing price of one Class A share on the third business day after we file our Annual Report on Form 10-K for the fiscal year ended December 31, 2007;

     - subject to the terms and conditions of the plan and the award, one-third of the SARs will become exercisable on March 4, 2009, one-third on March 4, 2010, and one-third on March 4, 2011; and

     -    the SARs will expire on March 4, 2015.

     The executives who received these awards included: Edwin M. Buker, Chairman, President, and Chief Executive Officer ($1,500,000 total award); James Wainright, Vice President--Operations ($315,000 total award); and James S. Nicholson, Vice President, Treasurer, and Chief Financial Officer ($234,000 total award).

                   CHANGE IN CONTROL AND SEVERANCE AGREEMENTS

     Effective as of March 4, 2008, we approved entering into new Change in Control and Severance Agreements with several of our top executives, including Mr. Nicholson and Mr. Wainright. The new agreements are to replace the change in control agreements we previously had with some of these executives and our previous contingent severance agreement with Mr. Nicholson. All of the agreements are substantially identical. Among other things, each provides for the following payments and benefits if the executive's employment terminates in the circumstances described:

     -    Voluntary termination without good reason on change in control:

          -    cash payment equal to the sum of--

                    -    accrued but unpaid salary, and

                    -    unused vacation days;

          -    ability to exercise any vested SARs for period of 180 days; and

          -    all unvested SAR and phantom share awards canceled.

     -    Involuntary termination without cause:

          -    cash payment equal to the sum of--

                    -    accrued but unpaid salary,

                    -    unused vacation days,

                    - one year's base salary (paid in installments over twelve-month period), and

                    - one times executive's then applicable annual target bonus under Annual Incentive Plan (paid at same time other bonuses paid);

          -    ability to exercise any vested SARs for period of 180 days;

          -    all unvested SAR and phantom share awards canceled; and

          -    one year of medical insurance coverage for executive and family.

     - Involuntary termination without cause following change in control, or voluntary termination for good reason following change in control:

          -    cash payment equal to the sum of--

                    -    accrued but unpaid salary,

                    -    unused vacation days,

                    -    one year's base salary (paid in lump sum), and

                    - one times executive's then applicable annual target bonus under Annual Incentive Plan (paid in lump sum);

          - immediate vesting of 100% of existing SAR and phantom share awards;

          -    ability to exercise vested SARs for period of 180 days; and

          -    one year of medical insurance coverage for executive and family.

     -    Involuntary termination with cause:

          -    cash payment equal to the sum of--

                    -    accrued but unpaid salary, and

                    -    unused vacation days; and

          - all unvested SAR and phantom share awards, and all vested but unexercised SARs, canceled.

     -    Termination on disability:

          -    cash payment equal to the sum of--

                    -    accrued but unpaid salary,

                    -    unused vacation days,

                    - pro rata portion of executive's then applicable annual target bonus under Annual Incentive Plan (paid in lump sum);

          - immediate vesting of next tranche of any SAR or phantom share award that would have vested after termination date;

          -    ability to exercise vested SARs in accordance with their terms;
               and

          -    one year of medical insurance coverage for executive and family.

     Each agreement has a three-year term and will renew automatically for successive three-year terms unless we give the executive notice of non-renewal at least 60 days before the scheduled expiration date. Each agreement contains confidentiality, noncompetition, and non-disparagement provisions.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed with this report:

Exhibit No.   Description
-----------   -----------
    10.1      Long-Term Incentive Cash Award Plan
    10.2      Form of Award Agreement (Phantom Shares) under Long-Term Incentive
              Cash Award Plan
    10.3      Form of Award Agreement (SARs) under Long-Term Incentive Cash
              Award Plan
    10.4      First Amendment dated as of March 4, 2008 to Employment Agreement dated as of August 1, 2007 with Edwin L. Buker
    10.5      Form of Change in Control and Severance Agreement
    10.6      List of executive officers with Change in Control and Severance
              Agreements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: March 10, 2008                    By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
    10.1      Long-Term Incentive Cash Award Plan
    10.2      Form of Award Agreement (Phantom Shares) under Long-Term Incentive
              Cash Award Plan
    10.3      Form of Award Agreement (SARs) under Long-Term Incentive Cash
              Award Plan
    10.4      First Amendment dated as of March 4, 2008 to Employment Agreement dated as of August 1, 2007 with Edwin L. Buker
    10.5      Form of Change in Control and Severance Agreement
    10.6      List of executive officers with Change in Control and Severance
              Agreements